SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K



Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported): August 13,
2002


Crane Co.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

 1-01657                      13-1952290
(Commission File No.)         (I.R.S. Employer
Identification
No.)

100 First Stamford Place
Stamford, CT 06902
(Address of Principal Executive Offices, including Zip Code)

(203) 363-7300
(Registrant's telephone number, including area code)





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibit No.  Description.

99.1	Statement Under Oath of Principal
Executive Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal
Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings


ITEM 9.  REGULATION FD DISCLOSURE.

On August 13, 2002, in accordance with
Securities and Exchange Commission (the
"Commission") Order No. 4-460, sworn
statements were filed with the Commission by the principal executive officer and the principal financial officer of Crane Co.

A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.




SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.
Date:  August 13, 2002
                    By:/s/ Augustus I. duPont
-----------------------	----------------------
                     Name: Augustus I. duPont
 Title: Vice President,
General Counsel and
Secretary


Exhibit No. 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
OFFICER
REGARDING FACTS AND CIRCUMSTANCES RELATING TO
EXCHANGE ACT FILINGS

I, Eric C. Fast, President and Chief Executive
Officer of Crane Co., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Crane Co.
and, except as corrected or supplemented in a subsequent covered report:

   no covered report contained an untrue
statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

   no covered report omitted to state a
material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)  I have reviewed the contents of this
statement with Crane Co.'s Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

   Annual Report on Form 10-K of Crane Co.
filed with the Commission for the year ended
December 31, 2001;

   all quarterly reports on Form 10-Q, all
current reports on Form 8-K and all definitive proxy materials of Crane Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

   any amendments to any of the foregoing.

Date: August 12, 2002	/s/  Eric C. Fast
                        Eric C. Fast
                        President & Chief
                        Executive Officer,
                        Crane Co.

Subscribed and sworn to before me this
 ____ day of___________, 2002.

_______________________
Notary Public
My Commission Expires:



			Exhibit No. 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
OFFICER
REGARDING FACTS AND CIRCUMSTANCES RELATING TO
EXCHANGE ACT FILINGS

I, Michael L. Raithel, Vice President-Finance and Chief Financial Officer of Crane Co., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Crane Co.
and, except as corrected or supplemented in a subsequent covered report:

   no covered report contained an untrue
statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

   no covered report omitted to state a
material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)  I have reviewed the contents of this
statement with Crane Co.'s Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

   Annual Report on Form 10-K of Crane Co.
filed with the Commission for the year ended
December 31, 2001;

   all quarterly reports on Form 10-Q, all
current reports on Form 8-K and all definitive proxy materials of Crane Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

   any amendments to any of the foregoing.

Date: August 12, 2002	/s/  M. L. Raithel
                        Michael L. Raithel
                        Vice President-Finance
                        & Chief Financial
                        Officer, Crane Co.

Subscribed and sworn to before me this
 ____ day of___________, 2002.

_______________________
Notary Public
My Commission Expires: